Exhibit 10.7

SECOND AMENDED AND RESTATED PROMISSORY NOTE

This Second Amended and Restated Promissory Note (this “Amendment”) is made this 7th day of August, 2014, by and between EAU Technologies, Inc., a Delaware corporation (the “Company”), and Theodore C. Jacoby, Jr., a resident of Missouri (“Lender”).

BACKGROUND

WHEREAS, Company and Holder executed and delivered that certain Amended And Restated Promissory Note to the Original Note, dated November 18, 2013 (the “First Amendment”); and

WHEREAS, Company and Holder executed and delivered that certain Promissory Note, dated May 15, 2013, in the original amount of $50,000 (the “Original Note”).

WHEREAS, Company and Holder desire to execute and deliver this Second Amendment to the Original Note.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Section 4(a) of the Original Note is hereby deleted in its entirety and the following is hereby inserted in its place:

   Maturity Date.  Accrued interest and the outstanding principal balance shall be due and payable in a single lump-sum payment on May 15, 2015 (the “Maturity Date”).

2.           Except as expressly set forth herein, the Original Note shall remain unchanged and unmodified and in full force and effect.

3.           All capitalized terms not otherwise defined in the Amendment shall have the meanings assigned to them in the Original Note.

4.           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if the signatures thereto were in the same instrument.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first written above.

COMPANY:

EAU TECHNOLOGIES, INC.

By:	/s/ Brian D. Heinhold
Brian D. Heinhold
Chief Financial Officer

LENDER:

THEODORE C. JACOBY, JR.

By:	/s/ Theodore C. Jacoby, Jr.
Theodore C. Jacoby, Jr.